UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 20, 2013

FIRST FINANCIAL BANKSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Texas	0-7674	75-0944023
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Pine Street, Abilene, Texas 79601

(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number (325) 627-7155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13 e-4 (c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 20, 2013, First Financial Bankshares, Inc. (“FFIN”), the parent company of First Financial Bank, N.A., Abilene, Texas (“FFB”), and OSB Financial Services, Inc. (“OSB”), the parent company of Orange Savings Bank, SSB, Orange, Texas (“Orange Savings”), entered into an Agreement and Plan of Merger (the “Agreement”), pursuant to which Orange Savings will merge with and into FFB (the “Merger”), with FFB surviving the Merger.

Pursuant to the Agreement, OSB as the sole shareholder of Orange Savings will receive 420,000 shares of FFIN common stock and cash of $39,200,000, subject to certain conditions and potential adjustment as described in the Agreement.

The Merger Agreement contains (a) customary representations and warranties of the parties, including, among others, with respect to corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, financial statements, and compliance with applicable laws, (b) customary covenants of the parties, including among others, to conduct their respective businesses in the ordinary course until the Merger is completed; and (c) customary covenants of the parties not to take certain actions during such period. The Merger is subject to customary closing conditions, including the receipt of regulatory approvals and approval of the shareholders of OSB. The transaction is expected to close during the second quarter of 2013, although delays could occur.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Important Additional Information About the Merger

In connection with the Merger, FFIN will file with the SEC a registration statement on Form S-4. The registration statement will include a prospectus for the offer and sale of FFIN common stock to OSB, which will be combined with the proxy statement of OSB for the solicitation of proxies from OSB’s shareholders for use at the meeting at which the Agreement and Merger will be voted upon. The prospectus/proxy statement and other documents filed by FFIN with the SEC will contain important information about FFIN, OSB and the Merger. SHAREHOLDERS OF OSB ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROSPECTUS/PROXY STATEMENT REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

ITEM 7.01 REGULATION FD DISCLOSURE.

The press release announcing the proposed transaction is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits. The following are exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger between First Financial Bankshares, Inc., First Financial Bank, N.A., OSB Financial Services, Inc. and Orange Savings Bank, SSB, dated as of February 20, 2013 (Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules will be furnished supplementally to the Securities and Exchange Commission upon request.)

99.1	Press Release issued by First Financial Bankshares, Inc., dated February 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANKSHARES, INC.
(Registrant)

DATE: February 26, 2013	By:	/s/ F. Scott Dueser
F. SCOTT DUESER
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger between First Financial Bankshares, Inc., First Financial Bank, N.A., OSB Financial Services, Inc. and Orange Savings Bank, SSB, dated as of February 20, 2013 (Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.)

99.1	Press Release issued by First Financial Bankshares, Inc., dated February 20, 2012.